Capital Management	12 Months Ended
Mar. 31, 2026
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management

41.    Capital Management

The Group's capital comprises equity share capital, share premium, and other equity attributable to equity holders. The primary objective of Group's capital management is to maximize shareholders value. The Group manages its capital and makes adjustment to it in light of the changes in economic and market conditions. The Group does so by adjusting dividend paid to shareholders. The total equity as on March 31, 2026 is ₹ 18,933 (Previous Year: ₹ 20,129).

The Group monitors capital using gearing ratio, which is net debt divided by total capital. Net debt comprises of long-term and short-term borrowings and lease liabilities less cash and cash equivalents. Equity includes equity share capital and reserves that are managed as capital. The gearing at the end of the reporting period was as follows:

		As at
		March 31, 2026	March 31, 2025
Debt		42,506	43,290
Less: cash and cash equivalents and fixed deposits lien marked towards term loans		(6,237)	(6,404)
Net debt	A	36,269	36,886

Equity	B	18,933	20,129

Net debt to Equity ratio	A/B	191.57%	183.24%

No changes were made in the objectives, policies or processes for managing capital of the Group during the current and previous year.